UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 31, 2016

Enerpulse Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54092	27-2969241
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2451 Alamo Ave SE Albuquerque, New Mexico 87106
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:	(505) 842-5201

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 31, 2016, Enerpulse Technologies, Inc. (the “Company”) received notice from its independent registered public accounting firm, GHP Horwath, P.C. (“GHP”), that GHP has chosen not to stand for re-appointment as the Company’s auditor, and effective as of December 31, 2016, the client-auditor relationship between the Company and GHP Horwath, P.C. shall cease. The resignation of GHP was not recommended by the Company’s Board of Directors nor was the Board of Director’s approval required.

GHP has informed us that its employees joined another independent registered public accounting firm effective January 1, 2017. The Company is currently evaluating retention of another independent registered public accounting firm, which will be subject to the approval of the Company’s Board of Directors.

The audit report of GHP on the Company’s financial statements for the fiscal years ended December 31, 2015 and 2014 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that each such report included an explanatory paragraph raising substantial doubt about the Company’s ability to continue as a going concern and stated that the Company’s financial statements for the years ended December 31, 2015 and December 31, 2014, respectively, were prepared assuming that we would continue as a going concern.

For the fiscal years ended December 31, 2015 and 2014 and through December 31, 2016, there were no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with GHP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GHP, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. For the fiscal years ended December 31, 2015 and 2014 and through December 31, 2016, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, we furnished GHP with a copy of this Form 8-K, providing GHP with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K as the same pertain to GHP and, if not, stating the respect in which it does not agree. A copy of GHP’s response is filed as Exhibit 16.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit
16.1	Letter from GHP Horwath P.C., dated February 3, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Reg-istrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enerpulse Technologies, Inc.

Date: February 6, 2017	By:	/s/ Louis S. Camilli
	Name:	Louis S. Camilli
	Title:	Chief Executive Officer